SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT

                                _____________

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                       Date of Report: January 26, 1998



                       RECKSON ASSOCIATES REALTY CORP.
            (Exact name of Registrant as specified in its Charter)



                                   Maryland
                           (State of Incorporation)




              1-13762                                         11-3233650
        (Commission File Number)                    (IRS Employer Id. Number)





                225 Broadhollow Road                            11747
                Melville, New York                            (Zip Code)
   (Address of principal executive offices)



                                (516) 694-6900
             (Registrant's telephone number, including area code)

ITEM 5.   OTHER EVENTS

     On January 22, 1998, Reckson Associates Realty Corp. announced that on January 16, 1998 Reckson Services Industries Inc., a subsidiary of Reckson Operating Partnership, L.P., filed a registration statement to register common stock in connection with its upcoming spin-off.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(b)  Exhibits

     99        Press Release, dated January 22, 1998



                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              RECKSON ASSOCIATES REALTY CORP.





                              /s/ J. Michael Maturo


-
                              J. Michael Maturo
                              Executive Vice President
                              and Chief Financial Officer



Date:  January 26, 1998